EXHIBIT 99.9

                                                        MONTHLY OPERATING REPORT

CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.          ACCRUAL BASIS

CASE NUMBER: 400-42149-BJH-11                           02/13/95, RWD, 2/96

JUDGE: BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: SEPTEMBER 30, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ DREW KEITH                                                 CFO
---------------------------------------            -----------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                       TITLE

Drew Keith                                                   10/20/00
---------------------------------------            -----------------------------
PRINTED NAME OF RESPONSIBLE PARTY                              DATE

PREPARER:

/s/ JESSICA L. WILSON                                Chief Accounting Officer
---------------------------------------            -----------------------------
ORIGINAL SIGNATURE OF PREPARER                                TITLE

Jessica L. Wilson                                            10/20/00
---------------------------------------            -----------------------------
PRINTED NAME OF PREPARER                                       DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.          ACCRUAL BASIS-1

CASE  NUMBER: 400-42149-BJH-11                          02/13/95, RWD, 2/96



COMPARATIVE BALANCE SHEET

                                                         MONTH              MONTH             MONTH
                                     SCHEDULE          -------------------------------------------------
ASSETS                                AMOUNT           JULY 2000         AUGUST 2000      SEPTEMBER 2000
-----------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                $  64,520          $       0         $       0          $       0
-------------------------------------------------------------------------------------------------------
2.  RESTRICTED CASH                                     $       0         $       0          $       0
-------------------------------------------------------------------------------------------------------
3.  TOTAL CASH                       $  64,520          $       0         $       0          $       0
-------------------------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE (NET)                           $       0         $       0          $       0
-------------------------------------------------------------------------------------------------------
5.  INVENTORY                                           $       0         $       0          $       0
-------------------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE                                    $       0         $       0          $       0
-------------------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                                    $       0         $       0          $       0
-------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                                 $(439,246)        $(439,039)         $(439,039)
-------------------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS             $  64,520          $(439,246)        $(439,039)         $(439,039)
-------------------------------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT                         $       0         $       0          $       0
-------------------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION/DEPLETION                              $       0         $       0          $       0
-------------------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT                        $       0          $       0         $       0          $       0
-------------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                                   $       0         $       0          $       0
-------------------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)                          $       0         $       0          $       0
-------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)                                 $       0         $       0          $       0
-------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                     $  64,520          $(439,246)        $(439,039)         $(439,039)
-------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                    $       0         $       0          $       0
-------------------------------------------------------------------------------------------------------
18. TAXES PAYABLE                                       $       0         $       0          $       0
-------------------------------------------------------------------------------------------------------
19. NOTES PAYABLE                                       $       0         $       0          $       0
-------------------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES                                   $       0         $       0          $       0
-------------------------------------------------------------------------------------------------------
21. SECURED DEBT                                        $       0         $       0          $       0
-------------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)                                 $       0         $       0          $     250
-------------------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION
    LIABILITIES                                         $       0         $       0          $     250
-------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------
24. SECURED DEBT                                        $       0         $       0          $       0
-------------------------------------------------------------------------------------------------------
25. PRIORITY DEBT                    $  16,503          $       0         $       0          $       0
-------------------------------------------------------------------------------------------------------
26. UNSECURED DEBT                   $ 513,635          $ (84,891)        $ (84,891)         $ (84,891)
-------------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)                                 $       0         $       0          $       0
-------------------------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES    $ 530,138          $ (84,891)        $ (84,891)         $ (84,891)
-------------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                $ 530,138          $ (84,891)        $ (84,891)         $ (84,641)
-------------------------------------------------------------------------------------------------------
EQUITY
-------------------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY                          $(359,163)        $(359,163)         $(359,163)
-------------------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)                                    $   4,808         $   5,015          $   4,765
-------------------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)
-------------------------------------------------------------------------------------------------------
33. TOTAL EQUITY                     $       0          $(354,355)        $(354,148)         $(354,398)
-------------------------------------------------------------------------------------------------------
34. TOTAL LIABILITIES &
    OWNERS' EQUITY                   $ 530,138          $(439,246)        $(439,039)         $(439,039)
-------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.          ACCRUAL BASIS-2

CASE NUMBER: 400-42149-BJH-11                           02/13/95, RWD, 2/96

INCOME STATEMENT
                                              MONTH          MONTH              MONTH
                                      -------------------------------------------------    QUARTER
REVENUES                                 JULY 2000     AUGUST 2000      SEPTEMBER 2000      TOTAL
----------------------------------------------------------------------------------------------------
1.  GROSS REVENUES                       $       6      $     207          $       0      $     213
----------------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS            $       0      $       0          $       0      $       0
----------------------------------------------------------------------------------------------------
3.  NET REVENUE                          $       6      $     207          $       0      $     213
----------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------
4.  MATERIAL                             $       0      $       0          $       0      $       0
----------------------------------------------------------------------------------------------------
5.  DIRECT LABOR                         $       0      $       0          $       0      $       0
----------------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD                      $       0      $       0          $       0      $       0
----------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD             $       0      $       0          $       0      $       0
----------------------------------------------------------------------------------------------------
8.  GROSS PROFIT                         $       6      $     207          $       0      $     213
----------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------
9.  OFFICER/INSIDER COMPENSATION         $       0      $       0          $       0      $       0
----------------------------------------------------------------------------------------------------
10. SELLING & MARKETING                  $       0      $       0          $       0      $       0
----------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE             $       0      $       0          $       0      $       0
----------------------------------------------------------------------------------------------------
12. RENT & LEASE                         $       0      $       0          $       0      $       0
----------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                  $       0      $       0          $       0      $       0
----------------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES             $       0      $       0          $       0      $       0
----------------------------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                     $       6      $     207          $       0      $     213
----------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)     $       0      $       0          $       0      $       0
----------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)    $       0      $       0          $       0      $       0
----------------------------------------------------------------------------------------------------
18. INTEREST EXPENSE                     $       0      $       0          $       0      $       0
----------------------------------------------------------------------------------------------------
19. DEPRECIATION/DEPLETION               $       0      $       0          $       0      $       0
----------------------------------------------------------------------------------------------------
20. AMORTIZATION                         $       0      $       0          $       0      $       0
----------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                  $       0      $       0          $       0      $       0
----------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES          $       0      $       0          $       0      $       0
----------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES                    $       0      $       0          $       0      $       0
----------------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES                    $       0      $       0          $     250      $     250
----------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                  $       0      $       0          $       0      $       0
----------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES        $       0      $       0          $     250      $     250
----------------------------------------------------------------------------------------------------
27. INCOME TAX                           $       0      $       0          $       0      $       0
----------------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                    $       6      $     207          $    (250)     $     (37)
----------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.          ACCRUAL BASIS-3

CASE  NUMBER: 400-42149-BJH-11                          02/13/95, RWD, 2/96


                                            MONTH            MONTH            MONTH
CASH RECEIPTS AND                       --------------------------------------------------    QUARTER
DISBURSEMENTS                             JULY 2000       AUGUST 2000     SEPTEMBER 2000       TOTAL
-------------------------------------------------------------------------------------------------------
1.  CASH-BEGINNING OF MONTH               $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
-------------------------------------------------------------------------------------------------------
2.  CASH SALES                            $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------
3.  PREPETITION                           $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
4.  POSTPETITION                          $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS              $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
-------------------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH LIST)        $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
7.  SALE OF ASSETS                        $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                   $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS          $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS                        $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE                  $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-------------------------------------------------------------------------------------------------------
12. NET PAYROLL                           $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                    $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID         $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
15. SECURED/RENTAL/LEASES                 $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
16. UTILITIES                             $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
17. INSURANCE                             $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES                   $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES                      $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
20. TRAVEL                                $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
21. ENTERTAINMENT                         $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE                 $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
23. SUPPLIES                              $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
24. ADVERTISING                           $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                   $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS         $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES                     $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES                     $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)                   $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES         $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS                   $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
32. NET CASH FLOW                         $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------
33. CASH-END OF MONTH                     $       0         $       0        $       0       $       0
-------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.          ACCRUAL BASIS-4

CASE NUMBER: 400-42149-BJH-11                           02/13/95, RWD, 2/96

                                                          MONTH            MONTH             MONTH
                                        SCHEDULE     -------------------------------------------------
ACCOUNTS RECEIVABLE AGING                AMOUNT         JULY 2000       AUGUST 2000    SEPTEMBER 2000
------------------------------------------------------------------------------------------------------
1.  0-30                                $       0        $       0        $       0         $       0
------------------------------------------------------------------------------------------------------
2.  31-60                               $       0        $       0        $       0         $       0
------------------------------------------------------------------------------------------------------
3.  61-90                               $       0        $       0        $       0         $       0
------------------------------------------------------------------------------------------------------
4.  91+                                 $       0        $       0        $       0         $       0
------------------------------------------------------------------------------------------------------
5.  TOTAL ACCOUNTS RECEIVABLE           $       0        $       0        $       0         $       0
------------------------------------------------------------------------------------------------------
6.  AMOUNT CONSIDERED UNCOLLECTIBLE     $       0        $       0        $       0         $       0
------------------------------------------------------------------------------------------------------
7.  ACCOUNTS RECEIVABLE (NET)           $       0        $       0        $       0         $       0
------------------------------------------------------------------------------------------------------



AGING OF POSTPETITION TAXES AND PAYABLES                  MONTH: September 2000

                             0-30            31-60            61-90             91+
TAXES PAYABLE                DAYS             DAYS             DAYS             DAYS             TOTAL
----------------------------------------------------------------------------------------------------------
1.  FEDERAL                $       0        $       0        $       0        $       0         $       0
----------------------------------------------------------------------------------------------------------
2.  STATE                  $       0        $       0        $       0        $       0         $       0
----------------------------------------------------------------------------------------------------------
3.  LOCAL                  $       0        $       0        $       0        $       0         $       0
----------------------------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)    $       0        $       0        $       0        $       0         $       0
----------------------------------------------------------------------------------------------------------
5.  TOTAL TAXES PAYABLE    $       0        $       0        $       0        $       0         $       0
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
6.  ACCOUNTS PAYABLE       $       0        $       0        $       0        $       0         $       0
----------------------------------------------------------------------------------------------------------



STATUS OF POSTPETITION TAXES                              MONTH: September 2000

                                  BEGINNING          AMOUNT                            ENDING
                                     TAX          WITHHELD AND/       AMOUNT             TAX
FEDERAL                           LIABILITY*       0R ACCRUED          PAID           LIABILITY
------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                 $       0        $       0        $       0         $       0
------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**               $       0        $       0        $       0         $       0
------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**               $       0        $       0        $       0         $       0
------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                  $       0        $       0        $       0         $       0
------------------------------------------------------------------------------------------------
5.  INCOME                        $       0        $       0        $       0         $       0
------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)           $       0        $       0        $       0         $       0
------------------------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES           $       0        $       0        $       0         $       0
------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------
8.  WITHHOLDING                   $       0        $       0        $       0         $       0
------------------------------------------------------------------------------------------------
9.  SALES                         $       0        $       0        $       0         $       0
------------------------------------------------------------------------------------------------
10. EXCISE                        $       0        $       0        $       0         $       0
------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                  $       0        $       0        $       0         $       0
------------------------------------------------------------------------------------------------
12. REAL PROPERTY                 $       0        $       0        $       0         $       0
------------------------------------------------------------------------------------------------
13. PERSONAL PROPERTY             $       0        $       0        $       0         $       0
------------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)           $       0        $       0        $       0         $       0
------------------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL           $       0        $       0        $       0         $       0
------------------------------------------------------------------------------------------------
16. TOTAL TAXES                   $       0        $       0        $       0         $       0
------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.          ACCRUAL BASIS-5

CASE NUMBER: 400-42149-BJH-11                           02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                         MONTH: September 2000
BANK RECONCILIATIONS
                                       Account #1       Account #2      Account #3
----------------------------------------------------------------------------------------------------
A.  BANK:                                  N/A
----------------------------------------------------------------------------------------    TOTAL
B.  ACCOUNT NUMBER:
----------------------------------------------------------------------------------------------------
C.  PURPOSE (TYPE):
----------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT          $       0
----------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED    $       0
----------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS        $       0
----------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS             $       0
----------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS         $       0        $       0       $       0        $       0
----------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN
----------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS

-------------------------------------------------------------------------------------------
                                DATE OF         TYPE OF         PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER    PURCHASE        INSTRUMENT         PRICE           VALUE
-------------------------------------------------------------------------------------------
7.  N/A
-------------------------------------------------------------------------------------------
8.  N/A
-------------------------------------------------------------------------------------------
9.  N/A
-------------------------------------------------------------------------------------------
10. N/A
-------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                           $       0        $       0
-------------------------------------------------------------------------------------------

CASH

-------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                             $       0
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                    $       0
-------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT


CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.          ACCRUAL BASIS-6

CASE NUMBER: 400-42149-BJH-11                           02/13/95, RWD, 2/96

                                                        MONTH: September 2000

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                    INSIDERS
------------------------------------------------------------------------------
                            TYPE OF                AMOUNT         TOTAL PAID
             NAME           PAYMENT                 PAID           TO DATE
------------------------------------------------------------------------------
1.  N/A
------------------------------------------------------------------------------
2.  N/A
------------------------------------------------------------------------------
3.  N/A
------------------------------------------------------------------------------
4.  N/A
------------------------------------------------------------------------------
5.  N/A
------------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO INSIDERS                                       $       0    $       0
------------------------------------------------------------------------------

                                    PROFESSIONALS
---------------------------------------------------------------------------------------
                      DATE OF COURT                                            TOTAL
                    ORDER AUTHORIZING    AMOUNT       AMOUNT   TOTAL PAID     INCURRED
       NAME             PAYMENT         APPROVED       PAID      TO DATE     & UNPAID*
---------------------------------------------------------------------------------------
1.  N/A
---------------------------------------------------------------------------------------
2.  N/A
---------------------------------------------------------------------------------------
3.  N/A
---------------------------------------------------------------------------------------
4.  N/A
---------------------------------------------------------------------------------------
5.  N/A
---------------------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO PROFESSIONALS                    $       0   $       0   $       0   $        0
---------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

                            SCHEDULED            AMOUNTS
                             MONTHLY              PAID                 TOTAL
                             PAYMENTS            DURING                UNPAID
    NAME OF CREDITOR           DUE                MONTH             POSTPETITION
--------------------------------------------------------------------------------
1.  N/A
--------------------------------------------------------------------------------
2.  N/A
--------------------------------------------------------------------------------
3.  N/A
--------------------------------------------------------------------------------
4.  N/A
--------------------------------------------------------------------------------
5.  N/A
--------------------------------------------------------------------------------
6.  TOTAL                    $       0           $       0            $       0
--------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.          ACCRUAL  BASIS-7

CASE NUMBER: 400-42149-BJH-11                           02/13/95, RWD, 2/96

                                                        MONTH: September 2000

QUESTIONNAIRE
-------------------------------------------------------------------------------
                                                            YES        NO
-------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
    THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?               X
-------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
    OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                         X
-------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
    LOANS) DUE FROM RELATED PARTIES?                                   X
-------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
    THIS REPORTING PERIOD?                                             X
-------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
    DEBTOR FROM ANY PARTY?                                             X
-------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                       X
-------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
    PAST DUE?                                                          X
-------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                   X
-------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                         X
-------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
    DELINQUENT?                                                        X
-------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
    REPORTING PERIOD?                                                  X
-------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                    X
-------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



INSURANCE
-------------------------------------------------------------------------------
                                                            YES        NO
-------------------------------------------------------------------------------
1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                 X
-------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                   X
-------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                                INSTALLMENT PAYMENTS
-------------------------------------------------------------------------------
TYPE  OF                                                         PAYMENT AMOUNT
 POLICY                CARRIER          PERIOD COVERED            & FREQUENCY
-------------------------------------------------------------------------------
Please see Case # 00-42141-BJH-11
-------------------------------------------------------------------------------

CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.              FOOTNOTES SUPPLEMENT

CASE NUMBER: 400-42149-BJH-11                                      ACCRUAL BASIS

                                                    MONTH:        September 2000



ACCRUAL BASIS       LINE
 FORM NUMBER       NUMBER                  FOOTNOTE / EXPLANATION




       6                       All Professional fees related to the
                                 Reorganization of the Company are disbursed out of Kitty Hawk, Inc. (Parent Company). Refer to Case # 400-42141

       7                       All insurance plans related to the Company are
                                 carried at Kitty Hawk, Inc. (Parent Company). Refer to Case # 400-42141.

      General                  This operation closed in May of 2000. Costs
                                  incurred during May consisted of costs
                                  associated with shut down procedures as well as wrapping up final billings. Income is reflected in July and August due to commissions being received on past services or refunds on trips cancelled prior to the filing of Bankruptcy.

       3                28     All payments are made by Kitty Hawk, Inc.
                                  (Case #400-42141)

CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.

CASE NUMBER: 400-42149-BJH-11

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1                                  September 2000


8.   OTHER (ATTACH LIST)                                   (439,039)Reported
                                             -----------------------
        Intercompany Settlements                              1,382
        A/R KH International                               (246,860)
        CDI Inter-divisional Balancing                     (196,142)
        CDI - Debit/Credit Transfer                           2,581
                                             -----------------------
                                                           (439,039)Detail
                                             -----------------------
                                                                -   Difference


22.  OTHER  (ATTACH  LIST)                                      250 Reported
                                             -----------------------
        Accrued US Trustee Fees                                 250 Detail
                                             -----------------------
                                                                -   Difference